Exhibit 10.14

Small Business Administration
U.S. Small Business Administration

AUTHORIZATION
(SBA GUARANTEED LOAN)

SBA Loan #	PLP 3 09-109-4009
SBA Loan Name	Crystal Magic, Inc.
Approval Date	7/29/99

Lender:                                                      U. S. Small Business Administration (SBA):
Liberty National Bank                             North Florida District Office
502 N. Highway 17-92                             7825 Baymeadows Way - Suite 100-B
Longwood, FL 32750                               Jacksonville, FL 32256-7504

SBA approves, under Section 7(a) of the Small Business Act as amended. Lender’s, application, received 7/27/99, for SBA to guarantee 75% of a loan (“Loan”) in the amount of $490,000.00 to assist;

Borrower;
1.      Crystal Magic, Inc.
2120 Hidden Pine La.
Apopka, FL 32712

All requirements in the Authorization which refer lo Borrower also apply to any Co-Borrower.

A.
THE GUARANTEE FEE IS $11,612.50. Lender must pay the guarantee fee within 90 days of the date of this Authorization. The 90-day deadline may not be extended. Lender must send the guarantee fee to the Small Business Administration, Denver, CO 80259-0001. The remittance check should show the Loan number. No part of the guarantee fee is refundable if Lender has made any disbursement. Lender may collect this fee from Borrower after initial disbursement of Loan. Borrower may use Loan proceeds to reimburse Lender for the guarantee fee.

B.	ONGOING SERVICING FEE - Lender agrees to pay an ongoing fee equal to one-half of one percent per year of the guaranteed portion of the outstanding balance. Lender may not charge this fee to Borrower.

C.	IT IS LENDER’S SOLE RESPONSIBILITY TO :

1.	Close the Loan in accordance with the terms and conditions of this Authorization.

2.
Obtain valid and enforceable Loan documents, including obtaining the signature or written consent of any obligor’s spouse if such consent or signature is necessary to bind the marital community or create a valid lien on marital property.

SBA Loan Number: PLP 309-109-4009                                                                                                                    Page 1
SBA Loan Name: .Crystal Magic, Inc.                                                                                                         (7a Wizard 2.3)

3.
Retain all Loan closing documents. Lender must submit these documents, along with other required documents, to SBA for review if Lender requests SBA to honor its guarantee on the Loan, or at any time SBA requests the documents for review.

D.           REQUIRED FORMS

1.	Lender may use its own forms except as otherwise instructed in this Authorization. Lender must use the following SBA forms for the Loan:

SBA Form 147, Note
SBA Form 1050, Settlement Sheet, for each disbursement
SBA Form 159, Compensation Agreement, for each representative
SBA Form 2004, Lender’s Certification
SBA Form 722, Equal Opportunity Poster
SBA Form 793, Notice to New Borrowers
SBA Form 148, Guarantee
SBA Form 148, Limited Guarantee (use 148L if available)

2.	Lender may use computer-generated versions of mandatory SBA Forms, as long as these versions are exact reproductions.

3.	Lenders must submit completed SBA Forms 159 and 2004 for non-PLP loans to the SBA immediately after final disbursement.

E.	CONTINGENCIES - SBA issues this Authorization in reliance on representations in the Loan application, including supporting documents. The guarantee is contingent upon Lender:

1.	Having and complying with a valid SBA Loan Guarantee Agreement (SBA Form 750 or SBA Form 750B for short-term loans) and any required supplemental guarantee agreements, between Lender and SBA;

2.	Complying with the current SBA Standard Operating Procedures (SOP);

3.	Making initial disbursement of the Loan no later than 6 months, and completing disbursement no later than 12 months, from the date of this Authorization, unless SBA extends the time in writing;

4.
Having no evidence since the date of the Loan application, or any preceding disbursement, of any unremedied adverse change in the financial condition, organization, operations, or fixed assets of Borrower which would warrant withholding or not making any further disbursement, and;

5.	Satisfying all of the conditions in this Authorization.

SBA Loan Number: PLP 309-109-4009                                                                                                                    Page 2
SBA Loan Name: .Crystal Magic, Inc.                                                                                                         (7a Wizard 2.3)

F.      NOTE TERMS:

1.      Maturity: This Note will mature in 7 years from date of Note.

2.
Repayment Terms: Lender must insert onto SBA Note, Form 147, to be executed by Borrower, the following repayment terms, without modification. Lender must complete all blank terms on the Note at time of closing:

The interest rate on this Note will fluctuate. The initial interest rate is 10.50% per year. This initial rate is the prime rate on the date SBA received the loan application, plus 2.50%.

Borrower must pay three payments of interest only on the disbursed principal balance one month from the month this Note is dated; payment must be made on the first calendar day in the month it is due.

Borrower must pay principal and interest payments of $6,050.00 every month, beginning four months from the month this Note is dated; payments must be made on the first calendar day in the months they are due.

Lender will apply each installment payment first to pay interest accrued to the day Lender receives the payment, then to bring principal current, then to pay any late fees, and will apply any remaining balance to reduce principal.

Lender may adjust the interest rate for the first time no earlier than the first calendar day of the first quarter after initial disbursement. The interest rate will then be adjusted each calendar quarter (the “change period”).

The “Prime Rate” is the prime rate in effect on the first business day of the quarter in which a change occurs, as published in the Wall Street Journal on the next business day.

The adjusted interest rate will be 2.50% above the Prime Rate. Lender will adjust the interest rate on the first calendar day of each change period. The change in interest rate is effective on that day whether or not Lender gives Borrower notice of the change.

Lender must adjust the payment amount at least annually as needed to amortize principal over the remaining term of the note.

If SBA purchases the guaranteed portion of the unpaid principal balance, the interest rate becomes fixed at the rate in effect at the time of the earliest uncured payment default. If there is no uncured payment default, the rate becomes fixed at the rate in effect at the time of purchase.

All remaining principal and accrued interest is due and payable 7 years from date of Note.

Late Charge: If a payment on this Note is more than 10 days late. Lender may charge Borrower a late fee of up to 5% of the unpaid portion of the regularly scheduled payment.

G.           USE OF PROCEEDS

1.           $215,000.00 to purchase equipment.

2.           $275,000.00 for working capital.

All amounts listed above are approximate. Lender must document that Borrower used the loan proceeds for the purposes stated in this Authorization.

SBA Loan Number: PLP 309-109-4009                                                                                                                    Page 3
SBA Loan Name: .Crystal Magic, Inc.                                                                                                         (7a Wizard 2.3)

Lender may not disburse Loan proceeds solely to pay the guarantee fee. Lender may disburse to Borrower, as working capital only, funds not spent for the listed purposes as long as these funds do not exceed 10°/o of the specific purpose authorized or $10,000.00, whichever is less. An Eligible Passive Company may not receive working capital funds.

Lender must complete SEA Form 1050, Settlement Sheet, for each disbursement and retain these forms in its Loan file.

H.           COLLATERAL CONDITIONS

Lender must obtain a lien on 100% of the interests in the following collateral and properly perfect all lien positions:

1.
First Perfected Security Interest, subject to no other liens, in the following personal property (including any proceeds and products), whether now owned or later acquired, wherever located: Equipment; Inventory; Accounts; Instruments; General Intangibles;

a.
Lender must obtain a written agreement from all Lessors (including sublessors) agreeing to: (I) Subordinate to Lender Lessor’s interest, if any, in this property; (2) Provide Lender written notice of default and reasonable opportunity to cure the default; and (3) Allow Lender the right to take possession and dispose of or remove the collateral.

b.
Lender must obtain a list of all equipment and fixtures that are collateral for the Loan. For items with a unit value of $500 or more, the list must include a description and serial number, if applicable.

c.	Lender must obtain an appropriate Uniform Commercial Code lien search evidencing all required lien positions. If UCC search is not available, another type of lien search may be substituted.

2.      Guarantee on SBA Form 148, by Steven M. Rhodes, resident in Florida, Secured by:

a.	Second Mortgage on land and improvements located at 2120 Hidden Pine La., Apopka, Fl. 32712. This property is residential.

(1)            Subject only to prior lien(s) as follows:
(a)                 First: Bank of America in the amount of $119,400.00

(2)
Any prior lien(s) that is (are) open ended as to future advances must be closed, in writing, according to applicable state law. The revolving line(s) of credit set out above, if any, must be limited in writing to the amount stated.

(3)	Evidence of title and priority of lien must be based upon:
(a)                 Title and/or Lien Search or other evidence of proper ownership and lien position.

3.      Guarantee on SBA Form 148, by Steven M. Rhodes, resident in Florida. Secured by

a.	Pledge of Corporate Stock: Pledge to Lender by Steven M. Rhodes (shareholder) of 10,000 shares of stock (but not voting rights) in Crystal Magic, Inc..

SBA Loan Number: PLP 309-109-4009                                                                                                                    Page 4
SBA Loan Name: .Crystal Magic, Inc.                                                                                                         (7a Wizard 2.3)

4.	Limited Guarantee on SBA Form 148 (use 14SL if available), by Vicki L. Rhodes, resident in Florida.

COMMUNITY PROPERTY OR SPOUSAL INTEREST LIMITATION: The Guarantee is limited to Guarantor’s community property or spousal interest in collateral pledged to secure the Note or any guarantee.

Secured by :

a.	Second Mortgage on laud and improvements located at 2120 Hidden Pine La., Apopka, FL. 32712. This property is residential.
(1)           Subject only to prior lien(s) as follows:
(a)	First: Bank of America in the amount of $119,400.00
(2)
Any prior lien(s) that is (are) open ended as to future advances must be closed, in writing, according to applicable state law. The revolving line(s) of credit set out above, if any, must be limited in writing to the amount stated.

(3)	Evidence of title and priority of lien must be based upon:
(a)	Title and/or Lien Search or other evidence of proper ownership and lien position.

The following language must appear in all lien instruments including Mortgages, Deeds of Trust, and Security Agreements;
“The Loan secured by this lien was made under a United Stales Small Business Administration (SBA) nationwide program which uses tax dollars to assist small business owners. If the United States is seeking to enforce this document, then under SBA regulations”

a)	When SBA is the holder of the Note, this document and all documents evidencing or securing this Loan will be construed in accordance with federal law.

b)
Lender or SBA may use local or state procedures for purposes such as filing papers, recording documents, giving notice, foreclosing liens, and other purposes. By using these procedures, SBA does not waive any federal immunity from local or state control, penalty, tax or liability. No Borrower or Guarantor may claim or assert against SBA any local or state law to deny any obligation of Borrower, or defeat any claim of SBA with respect to this Loan.

Any clause in this document requiring arbitration is not enforceable when SBA is the holder of the Note secured by this instrument.”

SBA Loan Number: PLP 309-109-4009                                                                                                                    Page 5
SBA Loan Name: .Crystal Magic, Inc.                                                                                                         (7a Wizard 2.3)

I.      ADDITIONAL CONDITIONS

1.      Insurance Requirements

Prior to disbursement. Lender must require Borrower to obtain the following insurance coverage and maintain this coverage for the life of Loan;

a.
Flood Insurance, If FEMA Form 81-93 reveals that any portion of the collateral is located in a special flood hazard zone, Lender must require Borrower to obtain Federal flood insurance, or other appropriate special hazard insurance, in amounts equal, to the lesser of the insurable value of the property or the maximum limit of coverage available. (Borrower will be ineligible for any future SBA disaster assistance or business loan assistance if Borrower does not maintain any required flood insurance for the entire term of the Loan.)

b.
Real Estate Hazard Insurance coverage on all real estate that is collateral for the Loan in the amount of the full replacement cost. If full replacement cost insurance is not available, coverage should be for maximum insurable value. This policy must contain a MORTGAGEE CLAUSE (or substantial equivalent) in favor of Lender. This clause must provide that any act or neglect of the mortgagor or owner of the insured property will not invalidate the interest of Lender. The policy or endorsements must provide for at least 10 days prior written notice to Lender of policy cancellation.

c.
Personal Property Hazard Insurance coverage on all equipment, fixtures or inventory that is collateral for the Loan, in the amount of full replacement costs. If full replacement cost insurance is not available, coverage should be for maximum insurable value. This policy must contain a LENDER’S LOSS PAYABLE CLAUSE in favor of Lender. This clause must provide that any act or neglect of the debtor or owner of the insured property will not invalidate the interest of Lender. The policy or endorsements must provide for at least 10 days prior written notice to Lender of policy cancellation.

d.	Life Insurance, satisfactory to Lender
(1)           on the life of Steven M. Rhodes in the amount of $490,000,00.

Lender must obtain a collateral assignment of each policy with Lender as assignee which provides that Insurer will give Lender at least 30 days written notice of payment default and a right to cure. Lender must also obtain acknowledgment of the assignment by the Home Office of the Insurer.

e.	Liability Insurance in an amount and with an insurance company satisfactory to Lender.

f.	Workers’ Compensation Insurance in an amount meeting state law requirements and with an insurance company satisfactory to Lender.

SBA Loan Number: PLP 309-109-4009                                                                                                                    Page 6
SBA Loan Name: .Crystal Magic, Inc.                                                                                                         (7a Wizard 2.3)

2.      Borrower, Guarantor and Operating Company Documents

a.	Prior to closing, Lender must obtain from Borrower, Guarantor and Operating Company a current copy of each of the following as appropriate:

(1)
Corporate Documents - Articles or Certificate of Incorporation (with amendments), any By-laws, Certificate of Good Standing (or equivalent), Corporate Borrowing Resolution, and, if a foreign corporation, current authority to do business within this state.

(2)
Limited Liability Company (LLC) Documents - Articles of Organization (with amendments), Fact Statement or Certificate of Existence, Operating Agreement, Borrowing Resolution, and evidence of registration with the appropriate authority.

(3)	General Partnership Documents - Partnership Agreement, Certificate as to Partners, and Certificate of Partnership or Good Standing (or equivalent), as applicable.

(4)
Limited Partnership Documents - Partnership Agreement, Certificate as to Partners, and Certificate of Partnership or Good Standing (or equivalent), as applicable. Certificate of Limited Partnership, and evidence of registration with the appropriate authority.

(5)
Limited Liability Partnership (LLP) Documents - Partnership Agreement, Certificate as to Partners, Certificate of Partnership or Good Standing (or equivalent) as applicable, and evidence of registration with the appropriate authority.

(6)	Trustee Certification - A Certificate from the trustee warranting that:
(a)	The trust will not be revoked or substantially amended for the term of the Loan without the consent of SBA;
(b)	The trustee has authority to act;
(c)	The trust has the authority to borrow funds, guarantee loans, and pledge trust assets;
(d)	If the trust is an Eligible Passive Company, the trustee has authority to lease the property to the Operating Company;
(e)	There is nothing in the trust agreement that would prevent Lender from realizing on any security interest in trust assets;
(f)	The trust agreement has specific language confirming the above; and
(g)	The trustee has provided and will continue to provide SBA with a true and complete list of all trustors and donors.

3.      Operating Information

Prior to any disbursement of Loan proceeds, Lender must obtain;

a.
Verification of Financial Information - Evidence that the financial information submitted to support the loan application is accurate using procedures required by SBA. Borrower must resolve any questions on accuracy to the satisfaction of Lender and SBA before Lender disburses Loan proceeds.

b.	Authority to Conduct Business - Evidence that the Borrower has an Employer Identification Number and all insurance, licenses, permits and other approvals necessary to lawfully operate the business.

c.	Flood Hazard Determination - A completed Standard Flood Hazard Determination (FEMAFormSI-93).

SBA Loan Number: PLP 309-109-4009                                                                                                                    Page 7
SBA Loan Name: .Crystal Magic, Inc.                                                                                                         (7a Wizard 2.3)

4.      Certifications and Agreements

a.	Lender must require Borrower to certify that:
(1)	Receipt of Authorization - Borrower has received a copy of this Authorization and SBA Form 793, Notice to New SBA Borrower, from Lender; and acknowledges that:
(a)	The Authorization is not a commitment by Lender to make a loan to Borrower;
(b)	The Authorization is between Lender and SBA and creates no third party rights or benefits to Borrower;
(c)	The Note will require Borrower to give Lender prior notice of intent to prepay.
(d)
If Borrower defaults on Loan, SBA may be required to pay Lender under the SBA guarantee. SBA may then seek recovery of these funds from Borrower. Under SBA regulations, 13 CFR Part 101, Borrower may not claim or assert against SBA any immunities or defenses available under local law to defeat, modify or otherwise limit Borrower’s obligation to repay to SBA any funds advanced by Lender to Borrower.

(e)
Payments by SBA to Lender under SBA’s guarantee will not apply to the Loan account of Borrower, or diminish the indebtedness of Borrower under the Note or the obligations of any personal guarantor of the Note,

(2)
Child Support - No principal who owns at least 50% of the ownership or voting interest of the company is delinquent more than 60 days under the terms of any (a) administrative order, (b) court order, or (c) repayment agreement requiring payment of child support.

(3)	Current Taxes - Borrower is current on all federal, state, and local taxes, including but not limited to income taxes, payroll taxes, real estate taxes, and sales taxes.

b.	Lender must require Borrower to certify that it will:
(1)	Reimbursable Expenses-Reimburse Lender for expenses incurred in the making and administration of the Loan.
(2)	Books, Records, and Reports.
(a)	Keep proper books of account in a manner satisfactory to Lender;
(b)	Furnish year-end statements to Lender within 120 days of fiscal year end;
(c)	Furnish additional financial statements or reports whenever Lender requests them;
(d)	Allow Lender or SBA, at Borrower’s expense, to:
[1]	Inspect and audit books, records and papers relating to Borrower’s financial or business condition; and
[2]	Inspect and appraise any of Borrower’s assets; and
[3]	Allow all government authorities to furnish reports of examinations, or any records pertaining to Borrower, upon request by Lender or SBA.

(3)
Equal Opportunity - Post SBA Form 722, Equal Opportunity Poster, where it is clearly visible to employees, applicants for employment and the general public, and comply with the requirements of SBA Form 793, Notice to New SBA Borrowers.

(4)	American-made Products - To the extent feasible, purchase only American-made equipment and products with the proceeds of the Loan.

(5)	Taxes - Pay all federal, state, and local taxes, including income, payroll, real estate and sales taxes of the business when they come due.

SBA Loan Number: PLP 309-109-4009                                                                                                                    Page 8
SBA Loan Name: .Crystal Magic, Inc.                                                                                                         (7a Wizard 2.3)

c.	Lender must require Borrower to certify that it will not, without Lender’s prior written consents
(1)	Distributions-Make any distribution of company assets that will adversely affect the financial condition of Borrower.
(2)	Ownership Changes - Change the ownership structure or interests in the business during the term of the Loan.
(3)
Transfer of Assets - Sell, lease, pledge, encumber (except by purchase money liens on property acquired after the date of the Note), or otherwise dispose of any of Borrowers property or assets, except in the ordinary course of business.

ADMINISTRATOR
SMALL BUSINESS ADMINISTRATION

By:           James M- Scott, Senior V.P.,            Date: 7/29/99
a Preferred Lender, as Lender and as an agent of and on behalf of the SBA for the purpose of executing this Authorization.

SBA Loan Number: PLP 309-109-4009                                                                                                                    Page 9
SBA Loan Name: .Crystal Magic, Inc.                                                                                                         (7a Wizard 2.3)

LOAN AGREEMENT

THIS LOAN AGREEMENT (“Agreement”) is made August 4, 1999 between the Borrower and Lender identified in the attached Authorization issued by the U.S. Small Business Administration (“SBA”) to Lender, dated July 27, 1999 (“Authorization”).

SBA has authorized a guaranty of a loan from Lender to Borrower for the amount and under the terms stated in the attached Authorization (the “Loan”).

In consideration of the promises in this Agreement and for other good and valuable consideration, Borrower and Lender agree as follows:

1
Subject to the terms and conditions of the Authorization and SBA’S Participating Lender Rules as defined in the Guarantee Agreement between Lender and SBA, Lender agrees to make the Loan if Borrower complies with the following “Borrower Requirements”. Borrower must:

a.	Provide Lender with all certifications, documents or other information Lender is required by the Authorization to obtain from Borrower or any third party;

b.	Execute a note and any other documents required by Lender; and

c.	Do everything necessary for Lender to comply with the terms and conditions of the Authorization.

2.	The terms and conditions of this Agreement:

a.	Are binding on Borrower and Lender and their successors and assigns; and

b.	Will remain in effect after the closing of the Loan.

3.
Borrower shall provide Lender with written notice of intent to prepay part or all of the loan at least three (3) weeks prior to the anticipated prepayment date. A prepayment is any payment made ahead of schedule that exceeds twenty (20) percent of the then outstanding principal balance. If Borrower makes a prepayment and fails to give at least three weeks advance notice of intent to prepay, then, notwithstanding any other provision to the contrary in the Note or other document, Borrower shall be required to pay Lender three weeks interest on the unpaid principal as of the date of such prepayment.

4.	Failure to abide by any of the Borrower Requirements will constitute an event of default under the note and other loan documents

Crystal Magic, Inc.

Borrower:
By: Steven M, Rhodes, President/Secretary

Liberty National Bank

Lender:
By: Laura M, Badawi, Vice President

BORROWER’S CERTIFICATION

INSTRUCTIONS: INDICATE THE PARAGRAPHS BEING CERTIFIED TO BY HAVING THE BORROWER INITIAL IN THE [ ] NEXT TO THE APPROPRIATE PARAGRAPHS, PRIOR TO SIGNING.

In order to induce Liberty National Bank                                                                                                (“Lender”) to make a U.S. Small Business Administration (“SBA”) guaranteed Loan, SBA Loan Number PLP 309-109-4009 (“Loan”) to Crystal Magic, Inc. “Borrower”),

A.                                                                                                Borrower, Crystal Magic, Inc., certifies that:

[	] 1.	Receipt of Authorization -Borrower has received a copy of the Authorization for this Loan and SBA Form 793, Notice to New SBA Borrower, from Lender and acknowledge that:
a.      The Authorization is not a commitment by Lender to make a loan to Borrower;
b.	The Authorization is between Lender and SBA and creates no third party rights or benefits to Borrower;
c.	The note will require Borrower to give Lender Prior notice or intent to prepay.
d.
If Borrower defaults on Loan, SBA may be required to pay Lender under the SBA guarantee. SBA may then seek recovery of these funds from Borrower. Under SBA regulations, 13 CFR Part 101, Borrower may not claim or assert against SBA any immunities or defenses available under local law to defeat, modify or otherwise limit Borrower’s obligation to repay to SBA any funds advanced by Lender to Borrower.

e.
Payments by SBA to Lender under SBA’s guarantee will not apply to the Loan account of Borrower, or diminish the indebtedness of Borrower under the Note or the obligations of any personal guarantor of the Note.

[           ] 2.           Adverse Change - That there has been no adverse change in Borrower’s (and Operating Company) financial condition, organization, operations or fixed assets since the date the Loan application was signed.

[           ] 3.           Child Support - That no principal who owns at least 50% of the voting interest of the company is delinquent more than 60 days under the terms of any (a) administrative order, (b) court order, or (c) repayment agreement requiring payment of child support.

[           ] 4.           Current Taxes - That Borrower (and Operating Company) are current on all federal, state, and local taxes, including but not limited to income taxes, payroll taxes, real estate taxes, and sales taxes.

[           ] 5.           Environmental - That

a.
At the time Borrower submitted the Loan application. Borrower (and Operating Company) was in compliance with all local, state, and federal environmental laws and regulations pertaining to environmental contamination;

b.	Borrower (and Operating Company) has, and will continue to comply with these laws and regulations;
c.
Borrower (and Operating Company) has no knowledge of any environmental contamination of any real or personal property pledged as collateral for the Loan which violates any such laws and regulations, (other than what was disclosed in connection with the Environmental Investigation of the property);

d.
Borrower (and Operating Company) assumes full responsibility for all costs incurred in any clean-up of environmental contamination and agrees to indemnify Lender and SBA against payment of any such costs (Lender or SBA may require Borrower (and Operating Company) to execute a separate indemnification agreement);

e.
Until full repayment of Loan, Borrower (and Operating Company) will promptly notify Lender and SBA if it knows, suspects or believes there may be any environmental contamination in or around the real property securing the Loan, or if Borrower (and Operating Company) and/or such property are subject to any investigation or enforcement action by any Governmental agency pertaining to any environmental contamination of the property.

B.           That Borrower will:

1) Reimbursable Expenses- Reimburse Lender for expenses incurred in the making and administration of the Loan.
2) Books, Records, and Reports-
a.      Keep proper books of account in a manner satisfactory to Lender;
b.	Furnish year-end statements to Lender within ___ days (if not filled in, then 120 days) of fiscal year end;
c.	Furnish additional financial statements or reports whenever Lender requests them;
d.	Allow Lender or SBA to:
(1)	Inspect and audit books, records and papers relating to Borrower’s financial or business condition; and
(2)	Inspect and appraise any of Borrower’s assets; and
(3)	Allow all government authorities to furnish reports of examinations, or any records pertaining to Borrower, upon request by Lender or SBA.

3) Equal Opportunity - Post SBA Form 722, Equal Opportunity Poster, where it is clearly visible to employees, applicants for employment and the general public, and comply with SBA Form 793. Notice to New SBA Borrowers.

4) American-made Products - To the extent feasible, purchase only American-made equipment and products with the proceeds of the Loan.
5) Taxes - Pay all federal, state, and local taxes, including income, payroll, real estate and sales, taxes of the business when they come due.

6) Occupancy - Occupy at least 51% of the square footage of rentable property at all times during the term of the Loan. Borrower certifies that it will not use Loan proceeds to improve or renovate any of the space leased to third parties.

B.           That Borrower will not, without Lender’s prior written consent:
1) Distributions- Make any distribution of company assets that will adversely affect the M financial condition of the Borrower (and/or Operating Company).
2) Ownership Changes - Change the ownership structure or interests in the business during the term of the Loan.

3) Transfer of Assets - Sell, lease, pledge, encumber (except by purchase money liens on property acquired after the date of the Note), or otherwise dispose of any of Borrower’s property or assets, except in the ordinary course of business.

Crystal Magic, Inc-

By: Steven M- Rhodes, President                                                                8/4/99